UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2011

Date of reporting period:  March 31, 2011

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Semi-Annual Report

www.kmpartnersfunds.com	March 31, 2011

KIRR, MARBACH PARTNERS

VALUE FUND

“However beautiful the strategy, you should occasionally look at the results.”

—Winston Churchill

May 21, 2011

Dear Fellow Shareholders:

We are pleased to report Value Fund continued to post strong absolute and relative (to benchmarks) performance in the first calendar quarter of 2011 and first half of fiscal 2011.  As we’ve stated in prior letters, we are also proud Value Fund was included in The Wall Street Journal’s “Category Kings” series of articles during most of 2010.  This national recognition has continued in 2011.  The most recent article, “Category Kings in 22 Realms,” was published on April 4, 2011 and highlighted performance for the one-year period ending 3/31/2011.  Though we’re clearly happy 2011 has started on a positive note, we’re still pretty sure the balance of the year will see powerful rallies, frightening declines and a list of crises/fears (some “well known” and some “out of the blue”).  Regarding the latter, as we entered 2011 few could have foreseen the tremendous political turmoil and upheaval in the Middle East and nobody could have predicted the tragedy of the earthquake/tsunami in Japan.  What we could have predicted with almost perfect certainty was the media being quick to heighten investor anxiety.  As usual, this included trotting out an expert du jour who explained why this event or set of circumstances will lead to the end of the world as we know it.

The very clever and amusing series of commercials from E*Trade suggest that by using the tools available on their website, successful investing is so easy it can be done by an infant in his crib.  We acknowledge the tongue-in-cheek nature of the commercials, but nothing could be further from the truth.  Successful long-term investing/wealth accumulation involves having the discipline and internal fortitude to stick with a plan.  This is particularly difficult to do when the market hits a downdraft in response to some headline news that is being blared 24/7 at high intensity.  We’re invested alongside Value Fund shareholders, so we clearly remember the extreme pain of the 2008-early 2009 decline.  Similarly, we fully understand the desire to not surrender the ground we have re-taken.  Still, we view one of our most important roles as adviser as assisting shareholders in navigating the inevitable tough periods by helping to take the emotion out of the equation.

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
March 31, 2011(4)	Total Return	Index	Index
3-months	10.70%	6.38%	5.92%
6-months	31.92%	18.71%	17.31%
One-year	36.29%	17.41%	15.65%
Two-years	53.92%	33.78%	31.61%
Three-years	8.85%	3.42%	2.35%
Five-years	3.18%	2.95%	2.62%
Ten-years	6.36%	4.13%	3.29%
Since Inception (December 31, 1998)	6.85%	3.22%	2.42%

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

The Fund’s Annual Operating Expenses were 1.90% according to the Prospectus dated January 3, 2011.

KIRR, MARBACH PARTNERS

VALUE FUND

Until February 29, 2012, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

(1)  The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)  The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market.  This Index cannot be invested in directly.

(3)  The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

(4)  One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

Percent Change in Top Ten Holdings from Book Cost (as of 3/31/11)

1.	Rosetta Resources, Inc.	+84.7%	6.	Atlas Air Worldwide Holdings	+61.0%
2.	Cognizant Technology Solutions	+92.7%	7.	Ascent Media Corporation	+62.6%
3.	Solutia Inc.	+42.2%	8.	KBR, Inc.	+43.0%
4.	WABCO Holdings Inc.	+84.1%	9.	Titan International, Inc.	+29.9%
5.	Coach, Inc.	+21.2%	10.	Alliance Data Systems Corp.	+14.0%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Portfolio Comments

Titan International was up 36% as the company reported a positive earnings surprise and a big increase in new orders.  Rosetta Resources, Inc. had another good quarter, rising 27% on the heels of its 60% move in Q4. After last quarter’s positive initial tests at a large field in Texas, the stock increased in line with other energy companies this quarter as oil prices rose.  Ascent Media Corporation rose 26% after completing its corporate restructuring in December 2010. Ascent sold substantially all of its operating businesses and bought Monitronics International, a fast-growing home security alarm monitoring company.

Coach, Inc. fell 6% due to the catastrophe in Japan, which accounts for roughly 18% of Coach’s business.  We think this will probably lead to a short-term decline in profits, but we remain confident in the company’s long-term prospects.  Microsoft Corporation was down 9%, despite posting an upside earnings surprise in the quarter.  The stock remains out of favor despite solid growth, an above-average dividend, large stock buybacks and attractive valuation.  We continue to believe that the risk-reward is skewed in our favor. Capital Southwest Corporation fell 12% in the quarter for no apparent reason.  Capital Southwest is a venture capital company for small and medium-sized businesses. Its stock is not heavily traded, so the price can be volatile over short periods. We think the stock is undervalued and remain confident.

We purchased one new name in the quarter, Alliance Data Systems.  Alliance offers private label credit cards, runs the largest coalition-based loyalty program in Canada and operates a full-service marketing sub-

KIRR, MARBACH PARTNERS

VALUE FUND

sidiary.  We think Alliance 1) is a well-run company, 2) has an undervalued stock and 3) has several identifiable catalysts we believe will lead to a higher valuation.

During the first quarter we sold two names. We sold Gamestop Corporation in order to fund more compelling ideas. None of our anticipated catalysts were realized, so we thought the stock would likely remain cheap for the foreseeable future.  We sold The Lubrizol Corporation after Berkshire Hathaway Inc. announced an acquisition at a 28% premium. We originally bought Lubrizol in 2004, and while we were sorry to see such a long-term holding go away, our gains of nearly 300% helped ease the pain.

The Stock Market

At the risk of sounding like a broken record, the U.S. economy continues to mend (employment is finally showing signs of life) and corporate profitability has generally exceeded expectations.  Following two strong years, we characterize the overall stock market as “fairly valued.”  By definition, it is more difficult to find attractive investments now versus two years ago.  Still, we 1) think stock prices will follow earnings, 2) continue to believe stocks held in Value Fund’s portfolio possess good risk/reward and 3) remain fully invested.  We’re big fans of Warren Buffett’s approach to investing and have quoted him extensively over many years.  That’s why we were particularly happy when Berkshire Hathaway Inc. ratified our assessment of The Lubrizol Corporation, one our largest holdings, by agreeing to buy the company at a significant premium.  As it turns out, perhaps the only person happier than us was David Sokol, one of Buffett’s former top lieutenants, but that’s for a future letter.

Summary

We are pleased the strong performance from 2009 and 2010 has continued thus far in 2011.  Though satisfied with this short-term performance, we’ll continue to manage your precious assets with the singular goal of generating outstanding long-term returns.  We thank you for your trust and business.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

This chart assumes an initial investment of $10,000.  Performance reflects fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	March 31, 2011	March 31, 2011	March 31, 2011	March 31, 2011
Kirr Marbach Partners Value Fund	36.29%	3.18%	6.36%	6.85%
Russell 3000 Index**	17.41%	2.95%	4.13%	3.22%
S&P 500***	15.65%	2.62%	3.29%	2.42%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – March 31, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 – March 31, 2011).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/10	3/31/11	10/1/10 – 3/31/11(1)

Actual	$1,000.00	$1,319.20	$8.38
Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.29

(1)
Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.  The annualized expense ratio prior to expense reimbursement was 1.57%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
March 31, 2011

Top Ten Equity Holdings
as of March 31, 2011 (% of net assets)

Rosetta Resources, Inc.	6.2%
Cognizant Technology Solutions Corp. - Class A	4.8%
Solutia, Inc.	4.4%
WABCO Holdings, Inc.	3.8%
Coach, Inc.	3.7%
Atlas Air Worldwide Holdings, Inc.	3.7%
Ascent Media Corp. - Class A	3.6%
KBR, Inc.	3.1%
Titan International, Inc.	3.1%
Alliance Data Systems Corp.	2.9%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
March 31, 2011 (Unaudited)

Number
of Shares		Value
	COMMON STOCKS - 93.8%

	Basic Materials - 7.1%
49,325	LyondellBasell Industries
	NV - Class A* - f	$1,950,804
127,675	Solutia, Inc.*	3,242,945
		5,193,749
	Communications - 9.4%
51,445	Amdocs Ltd.* - f	1,484,188
31,319	Harris Corp.	1,553,422
25,415	Liberty Media-Starz Corp. - Class A*	1,972,204
26,410	Time Warner Cable, Inc. - Class A	1,884,089
		6,893,903
	Consumer Cyclical - 13.0%
54,490	Ascent Media Corp. - Class A*	2,661,836
5,527	AutoZone, Inc.*	1,511,966
51,915	Coach, Inc.	2,701,657
32,285	Dollar Tree, Inc.*	1,792,463
41,205	Express, Inc.	805,146
		9,473,068
	Consumer Non Cyclical - 6.4%
24,386	Alliance Data Systems Corp.*	2,094,514
28,535	Covidien PLC - f	1,482,108
32,525	Rent-A-Center, Inc.	1,135,448
		4,712,070
	Energy - 9.4%
42,485	Energy Partners Ltd.*	764,730
27,075	Ensco PLC - ADR - f	1,566,018
94,681	Rosetta Resources, Inc.*	4,501,135
		6,831,883
	Financial - 8.6%
6,688	Capital Southwest Corp.	612,153
87,960	Janus Capital Group, Inc.	1,096,861
33,560	Loews Corp.	1,446,100
2,644	Markel Corp.*	1,095,806
23,640	Portfolio Recovery Associates, Inc.*	2,012,473
		6,263,393
	Industrial - 25.5%
52,365	Aecom Technology Corp.*	1,452,081
38,595	Atlas Air Worldwide Holdings, Inc.*	2,690,843
30,238	Canadian Pacific Railway Ltd. - f	1,945,513
65,675	EMCOR Group, Inc.*	2,033,955
44,685	EnerSys*	1,776,229
60,405	KBR, Inc.	2,281,497
84,814	Titan International, Inc.	2,256,901
31,320	Tyco International Ltd. - f	1,402,196
44,585	WABCO Holdings, Inc.*	2,748,219
		18,587,434
	Technology - 14.4%
42,750	Cognizant Technology
	Solutions Corp. - Class A*	3,479,850
57,395	eBay, Inc.*	1,781,541
45,415	Intel Corp.	916,021
48,525	Microsoft Corp.	1,230,594
85,555	NCR Corp.*	1,611,856
116,490	TriQuint Semiconductor, Inc.*	1,503,886
		10,523,748
	TOTAL COMMON STOCKS
	(Cost $49,611,960)	68,479,248

	EXCHANGE-TRADED FUND - 1.7%
15,540	Vanguard Mid-Cap	1,251,747
	TOTAL EXCHANGE-TRADED
	FUND (Cost $1,220,789)	1,251,747

Principal
Amount
	SHORT TERM INVESTMENT - 0.1%

	Variable Rate Demand Note** - 0.1%
$50,000	American Family, 0.10%	50,000
	TOTAL SHORT TERM
	INVESTMENT (Cost $50,000)	50,000
	Total Investments
	(Cost $50,882,749) - 95.6%	69,780,995
	Other Assets and
	Liabilities, Net - 4.4%	3,211,039
	TOTAL NET ASSETS - 100.0%	$72,992,034

*	-	Non-income producing security.
**	-	Rate in effect as of March 31, 2011.
ADR	-	American Depository Receipt.
f	-	Foreign security.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
March 31, 2011
(Unaudited)

ASSETS:
Investments, at current value
(cost $50,882,749)	$69,780,995
Cash	3,182,558
Receivable for Fund shares sold	293,926
Prepaid expenses	24,681
Dividends receivable	17,015
Interest receivable	4
Total Assets	73,299,179

LIABILITIES:
Payable for capital shares redeemed	230,313
Payable to Adviser	50,209
Accrued expenses	25,970
Accrued distribution fees	653
Total Liabilities	307,145

NET ASSETS	$72,992,034

NET ASSETS CONSIST OF:
Capital stock	$64,011,065
Undistributed net investment loss	(200,046)
Undistributed net realized loss on investments	(9,717,298)
Net unrealized appreciation on investments	18,898,313
Total Net Assets	$72,992,034

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	4,797,776
Net asset value, redemption price
and offering price per share	$15.21

Statement of Operations
Six Months Ended March 31, 2011
(Unaudited)

INVESTMENT INCOME:
Dividend income
(net of withholding of $1,897)	$154,982
Interest income	25
Total Investment Income	155,007

EXPENSES:
Investment Adviser fees	244,849
Legal fees	26,100
Transfer agent fees	19,312
Distribution fees	19,282
Administration fees	18,962
Federal and state registration fees	13,322
Fund accounting fees	12,258
Audit fees	10,010
Custody fees	7,197
Directors fees	6,006
Postage & printing fees	4,918
Other	2,201
Total expenses before reimbursement	384,417
Less: Reimbursement from Investment Adviser	(29,386)
Net Expenses	355,031

NET INVESTMENT LOSS	(200,024)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	2,420,271
Change in unrealized appreciation/
depreciation on investments	10,766,302
Net realized and unrealized gain on investments	13,186,573

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$12,986,549

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Six Months Ended
	March 31, 2011	Year Ended
	(UNAUDITED)	September 30, 2010
OPERATIONS:
Net investment loss	$(200,024)	$(181,457)
Net realized gain on investments	2,420,271	544,389
Change in unrealized appreciation/depreciation on investments	10,766,302	4,926,143
Net increase in net assets resulting from operations	12,986,549	5,289,075

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,333,285	920,971
Proceeds from reinvestment of distributions	—	275,298
Payments for shares redeemed	(3,375,764)	(2,903,398)
Redemption fees	3,495	—
Net increase (decrease) in net assets from capital share transactions	30,961,016	(1,707,129)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(279,860)
From net realized gains	—	—
Total distributions to shareholders	—	(279,860)

TOTAL INCREASE IN NET ASSETS	43,947,565	3,302,086

NET ASSETS:
Beginning of period	29,044,469	25,742,383
End of period (including undistributed net investment
loss of ($200,046) and ($22), respectively)	$72,992,034	$29,044,469

CHANGES IN SHARES OUTSTANDING:
Shares sold	2,522,379	87,598
Shares issued to holders in reinvestment of dividends	—	26,937
Shares redeemed	(243,677)	(285,044)
Net increase (decrease)	2,278,702	(170,509)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	March 31, 2011	Year Ended September 30,
	(UNAUDITED)(1)	2010	2009	2008	2007	2006
PER SHARE DATA:
Net asset value, beginning of period	$11.53	$9.57	$10.54	$16.66	$15.56	$14.98

Investment operations:
Net investment income (loss)	(0.04)	(0.07)	0.11	(0.04)	(0.03)	—
Net realized and unrealized
gain (loss) on investments	3.72	2.14	(1.08)	(4.27)	1.74	1.38
Total from investment operations	3.68	2.07	(0.97)	(4.31)	1.71	1.38

Less distributions:
Dividends from net investment income	—	(0.11)	—	—	—	(0.05)
Distributions from net capital gains	—	—	—	(1.81)	(0.61)	(0.75)
Total distributions	—	(0.11)	—	(1.81)	(0.61)	(0.80)

Paid in capital from redemption fees	— (2)	—	— (2)	— (2)	— (2)	— (2)

Net asset value, end of period	$15.21	$11.53	$9.57	$10.54	$16.66	$15.56

TOTAL RETURN	31.92%	21.79%	(9.20)%	(28.39)%	11.14%	9.59%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$73.0	$29.0	$25.7	$36.2	$52.8	$46.5

Ratio of expenses to average net assets:
Before expense reimbursement	1.57%	1.90%	1.99%	1.54%	1.51%	1.59%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.94)%	(1.12)%	0.71%	(0.37)%	(0.24)%	(0.13)%
After expense reimbursement	(0.82)%	(0.67)%	1.25%	(0.28)%	(0.18)%	0.01%
Portfolio turnover rate	13%	23%	48%	34%	32%	38%

(1)	All ratios for the six month period ended March 31, 2011 have been annualized , except total return and portfolio turnover.
(2)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
March 31, 2011 (Unaudited)

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies.  The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth.  The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)       Investment Valuation - Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded.  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities maturing in 60 days or less valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

    The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each of the Fund’s investments.  These inputs are summarized in the following three broad categories:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

    The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

    The inputs used to measure fair value may fall into different levels of fair value hierarchy.  In such cases, for disclosure purposes,

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2011 (Unaudited)

    the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Common
Stocks	$68,479,248	$—	$—	$68,479,248
Exchange-
Traded Fund	1,251,747			1,251,747
Short-Term
Investment		50,000	—	50,000
Total Invest-
ments	$69,730,995	$50,000	$—	$69,780,995

    Refer to the Schedule of Investments for industry classifications.

    Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2011, the Fund recognized no significant transfers to/from Level 1 or Level 2.

b)      Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2010, or for any other tax years which are open for exam.  As of September 30, 2010, open tax years include the tax years ended September 30, 2007 through September 30, 2010.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

c)  Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2011 (Unaudited)

f)  Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g) Other - Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h) Events Subsequent to Period End - Management has evaluated fund related events and transactions that occurred subsequent to March 31, 2011 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

2.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$34,030,892	$6,443,300

At September 30, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$21,882,452
Gross unrealized appreciation	8,611,293
Gross unrealized depreciation	(1,486,812)
Net unrealized appreciation	$7,124,481
Undistributed ordinary income	$—
Undistributed long-term capital loss	—
Total distributable earnings	$—
Other accumulated gains/losses	$(11,130,061)
Total accumulated earnings (losses)	$(4,005,580)

As of September 30, 2010, the Fund had capital loss carryforwards of $11,130,039, which if not offset by subsequent capital gains, $1,057,713 will expire September 30, 2016 and $3,507,790 will expire September 30, 2017 and $6,564,536 will expire September 30, 2018.  As of September 30, 2010, the Fund had $22 of deferred, on a tax basis, post-October losses.

The tax character of distributions paid during the six months ended March 31, 2011 and the year ended September 30, 2010 was as follows:

	2011	2010
Ordinary income	$—	$279,680
Long-term capital gain	$—	$—

3.AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”).  Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2011 (Unaudited)

ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2012.  Accordingly, for the six months ended March 31, 2011, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $29,386.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2012.  Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2011	$ 41,532
9/30/2012	$122,876
9/30/2013	$120,028
9/30/2014	$ 29,386

As of March 31, 2011, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis).  All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.  During the six months ended March 31, 2011, the Fund incurred expenses of $19,282 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less.  For the six months ended March 31, 2011 and the year ended September 30, 2010, the Fund collected $3,495 and $0, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
March 31, 2011 (Unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 17, 2010, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Funds, Inc. (the “Corporation”), the directors, including a majority of the disinterested directors, approved the continuation of the investment advisory agreement dated June 10, 2005 (the “Advisory Agreement”) between the Corporation and Kirr, Marbach & Company, LLC (the “Adviser”).  It was noted that, as described in the Adviser’s memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund.  In addition, it was noted that the Adviser promoted a culture of compliance.  It was noted that the Fund had very strong performance relative to the benchmarks (i.e., the S&P 500 Index and the Russell 3000 Index) for the prior year and good long-term performance relative to such benchmarks.  The directors noted that the Fund’s long-term performance since inception has been good and outperformed the benchmarks.  The directors also noted that a significant percentage of the Fund is owned by Adviser insiders and therefore the directors feel that the Adviser’s interests are aligned with other Fund shareholders.  The directors considered information relating to the Fund’s fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the directors reviewed charts prepared by the administrator based on data compiled by a nationally recognized third party comparative data provider.  In connection with this, the directors also considered the control of the Fund’s operating expenses through the expense cap agreement, and noted that the current expense cap agreement maintains an overall reasonable total expense level as evidenced by the comparative data presented at the meeting.  In addition, the directors noted that the Adviser is providing substantially similar investment advisory services to the Fund and its other separate account clients and, with the current expense cap arrangement in place, providing such services to the Fund at substantially similar rates to those charged to the Adviser’s other clients.  The directors considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and it was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser.  The directors considered the Adviser’s cost of providing services to the Fund and the profitability of its relationship to the Fund.  It was noted that the Adviser’s profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the directors noted that the Adviser’s profit in connection with its services to the Fund appeared reasonable.  The directors considered whether economies of scale were being realized that could justify reduced expenses for the Fund.  It was noted that current asset levels had not increased substantially from prior years and therefore the Fund had not realized any economies of scale.  During the deliberations, the disinterested directors did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement.  The disinterested directors evaluated all information presented to them and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
March 31, 2011 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended
June 30, 2010 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Semi-Annual Report

March 31, 2011

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*        /s/Mr. Mark Foster
Mr. Mark Foster, President

Date     June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Mr. Mark Foster
Mr. Mark Foster, President

Date     June 6, 2011

By (Signature and Title)*        /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date     June 6, 2011

* Print the name and title of each signing officer under his or her signature.